                                                                    EXHIBIT 10.2













                             PARKER DRILLING COMPANY
                             NON-EMPLOYEE DIRECTORS
                           DEFERRED COMPENSATION PLAN


                         (AS EFFECTIVE DECEMBER 1, 2002)

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE ONE                ESTABLISHMENT, PURPOSE AND STATUS OF THE PLAN..........................................2
                  1.1      Establishment of Plan..................................................................2
                  1.2      Purpose of Plan........................................................................2

ARTICLE TWO                DEFINITIONS............................................................................2
                  2.1      Account................................................................................2
                  2.2      Beneficiary............................................................................2
                  2.3      Board..................................................................................2
                  2.4      Cash Compensation......................................................................2
                  2.5      Code...................................................................................3
                  2.6      Committee..............................................................................3
                  2.7      Common Stock...........................................................................3
                  2.8      Company................................................................................3
                  2.9      Deferral Agreement.....................................................................3
                  2.10     Deferred Compensation Ledger...........................................................3
                  2.11     Deferred Stock Unit....................................................................3
                  2.12     Deferred Stock Unit Agreement..........................................................4
                  2.13     Determination Date.....................................................................4
                  2.14     Effective Date.........................................................................4
                  2.15     Elective Deferrals.....................................................................4
                  2.16     Fair Market Value......................................................................4
                  2.17     Funds..................................................................................4
                  2.18     Insolvent..............................................................................4
                  2.19     Investment Experience..................................................................4
                  2.20     Outside Director.......................................................................5
                  2.21     Participant............................................................................5
                  2.22     Plan...................................................................................5
                  2.23     Plan Year..............................................................................5
                  2.24     Restricted Stock.......................................................................5
                  2.25     Restricted Stock Agreement.............................................................5
                  2.26     Valuation Date.........................................................................5

ARTICLE THREE              ADMINISTRATION.........................................................................5
                  3.1      Composition of Committee...............................................................5
                  3.2      Interpretation and Administration of Plan..............................................6
                  3.3      Action by Committee....................................................................6
                  3.4      Delegation.............................................................................6
                  3.5      Reliance Upon Information..............................................................6
                  3.6      Indemnity of Administrative Employees..................................................6

ARTICLE FOUR               SHARES OF COMMON STOCK.................................................................7
                  4.1      No Shares Reserved.....................................................................7
                  4.2      Reuse of Shares........................................................................7


ARTICLE FIVE               PARTICIPATION AND ELECTIVE DEFERRALS...................................................7
                  5.1      Deferral Agreement.....................................................................7
                  5.2      Revocation of Participant's Elective Deferrals.........................................8
                  5.3      Deferral of Cash Compensation..........................................................9
                  5.4      Forfeiture of Excess Deferrals.........................................................9
                  5.5      Vesting of Accounts....................................................................9

ARTICLE SIX                DEEMED INVESTMENTS; ACCOUNTS...........................................................9
                  6.1      Investment of Accounts in Investment Funds.............................................9
                  6.2      Allocation of Investment Experience to Accounts.......................................11
                  6.3      Benefits are Unfunded Obligations.....................................................11

ARTICLE SEVEN              ARTICLE SEVEN  PAYMENTS; DISTRIBUTIONS................................................11
                  7.1      Distributions in General..............................................................11
                  7.2      Distributions in Deferred Stock Units.................................................11
                  7.3      Distributions in Restricted Stock.....................................................12
                  7.4      Lump Sum Distribution Following Determination Date....................................12
                  7.5      Advance Distribution Election Required................................................12
                  7.6      Facility of Payments..................................................................12
                  7.7      Reimbursement of Participant Due to Dispute...........................................12
                  7.8      Beneficiary Designations..............................................................13
                  7.9      Withholding of Taxes..................................................................13
                  7.10     Payor of Deferred Compensation........................................................13

ARTICLE EIGHT              RIGHTS OF PARTICIPANTS................................................................14
                  8.1      Statement to Participants.............................................................14
                  8.2      Limitation of Rights..................................................................14
                  8.3      Nonalienation of Benefits.............................................................14
                  8.4      Claims Procedures.....................................................................15

ARTICLE NINE               CAPITAL ADJUSTMENTS...................................................................16
                  9.1      Capital Adjustments...................................................................16
                  9.2      No Effect on Company's Authority......................................................16
                  9.3      Effect on Restricted Stock Where Company Survives.....................................16
                  9.4      Effect on Restricted Stock Where Company Does Not Survive.............................16

ARTICLE TEN                MISCELLANEOUS.........................................................................17
                  10.1     Amendment or Termination of the Plan..................................................17
                  10.2     Waiver................................................................................17
                  10.3     Notice................................................................................17
                  10.4     Severability..........................................................................17
                  10.5     Gender, Tense and Headings............................................................17
                  10.6     Dispute Resolution....................................................................18
                  10.7     Governing Law.........................................................................18

                                  INTRODUCTION


         WHEREAS, Parker Drilling Company, Inc. (the "COMPANY") has decided to adopt a nonqualified deferred compensation plan for the benefit of the non-employee members of the Company's board of directors (the "BOARD") which shall be known as the "Parker Drilling Company Non-Employee Director Deferred Compensation Plan" (the "Plan"); and

         WHEREAS, the obligations of the Company under the Plan will not be funded or otherwise secured;

         NOW, THEREFORE, the Company adopts this Plan document pursuant to prior action of the Board, effective as of December 1, 2002.

                             PARKER DRILLING COMPANY
                             NON-EMPLOYEE DIRECTORS
                           DEFERRED COMPENSATION PLAN

                         (AS EFFECTIVE DECEMBER 1, 2002)


                                   ARTICLE ONE

                  ESTABLISHMENT, PURPOSE AND STATUS OF THE PLAN

         1.1 ESTABLISHMENT OF PLAN. The Company desires to provide benefits in the form of unfunded deferred compensation to the non-employee members of the Company's Board and, in that regard, hereby establishes the Parker Drilling Company Non-Employee Directors Deferred Compensation Plan.

         1.2 PURPOSE OF PLAN. The Plan is maintained for the purpose of advancing the interests of the Company by enhancing its ability to attract and retain Outside Directors. The accomplishment of those objectives will be facilitated by providing Outside Directors with an opportunity to defer the payment of cash compensation payable by the Company for the performance of services as an Outside Director.


                                   ARTICLE TWO

                                   DEFINITIONS

         In addition to the terms defined in the text hereof, each term below shall have the meaning assigned thereto for all purposes of the Plan unless the context reasonably requires a broader or narrower meaning.

         2.1 ACCOUNT. "Account" means, with respect to each Participant, the account reflecting his interest under the Plan under the Deferred Compensation Ledger. The Company shall establish a subaccount under each Account for (a) allocations of Elective Deferrals, (b) Deferred Stock Units and shares of Restricted Stock, if any and (c) any other subaccounts as it may deem appropriate from time to time, as well as any Investment Experience credited thereto.

         2.2 Beneficiary. "Beneficiary" means the beneficiary or beneficiaries designated by the Participant to receive any benefits distributable under the Plan upon his death.

         2.3 BOARD. "Board" means the Board of Directors of the Company.

         2.4 CASH COMPENSATION. "Cash Compensation" means the cash compensation payable by the Company to the Outside Director for his performance of services as an Outside Director for a Plan Year, excluding any reimbursements of expenses.

         2.5 CODE. "Code" means the Internal Revenue Code of 1986, as amended, and the regulations and other authority issued thereunder by the appropriate governmental authority. References herein to any section of the Code shall include references to any successor section or provision of the Code.

         2.6 COMMITTEE. "Committee" means the committee appointed by the Board to oversee the administration of the Plan.

         2.7 COMMON STOCK . "Common Stock" means the common stock, $.16666 par value per share, which the Company is authorized to issue, or any securities into which or for which the Common Stock may be converted or exchanged.

         2.8 COMPANY. "Company" means Parker Drilling Company, or any successor in interest thereto.

         2.9 DEFERRAL AGREEMENT. "Deferral Agreement" means a separate written agreement entered into by and between the Company and a Participant prior to the commencement of a Plan Year (or other deferral period), which agreement describes the terms and conditions of such Participant's deferred compensation arrangement hereunder for the Plan Year (or other deferral period). The Deferral Agreement shall be on a form provided by the Committee, executed and dated by the Participant, and shall specify the amount of Elective Deferrals, by percentage or dollar amount, that he elects to be (a) deferred during the Plan Year (or other deferral period) and (b) deemed to be invested in Funds and/or in Deferred Stock Units or shares of Restricted Stock for that Plan Year, as applicable.

         2.10 DEFERRED COMPENSATION LEDGER. "Deferred Compensation Ledger" means the accounting records maintained by the Company which set forth the name of each Participant and his Account transactions reflecting (a) the amount of Elective Deferrals made by the Participant pursuant to Article Five, (b) the amount of Investment Experience credited or charged to the Participant's Account pursuant to Article Six, (c) the number of shares of Restricted Stock and Deferred Stock Units credited to the Participant's Account pursuant to Article Seven, and (d) the amount of any distributions or withdrawals pursuant to Article Seven. The Deferred Compensation Ledger shall be utilized solely as a device for the measurement and determination of the contingent benefits to be provided to Participants under the Plan. The Deferred Compensation Ledger shall not constitute or be treated as an escrow, trust fund, or any other type of funded account of whatever kind. In addition, no economic benefit or constructive receipt of income shall be provided to any Participant for purposes of the Code unless and until the deferred benefits are actually paid or otherwise provided to or on behalf of the Participant under the terms of the Plan. The Deferred Compensation Ledger merely provides a record of the bookkeeping entries relating to the contingent benefits that the Company intends to provide to Participants in the future, and thus reflects a mere unsecured promise to pay or otherwise provide such benefits in the future.

         2.11 DEFERRED STOCK UNIT. "Deferred Stock Unit" means the right of the Participant to receive a payment in cash or Common Stock pursuant to Section 7.2 and in accordance with the Deferred Stock Unit Agreement.

         2.12 Deferred Stock Unit Agreement. "Deferred Stock Unit Agreement" means the Deferred Stock Unit Agreement , substantially in the form attached hereto as Exhibit A, entered into by and between the Company and a Participant.

         2.13 DETERMINATION DATE. "Determination Date" means, only with respect to the portion of the Participant's Account that is deemed to be invested in Funds, the date of his termination of directorship with the Company for any reason. The term "Determination Date" shall also include any earlier payment date that is specifically designated by the Participant in his Deferral Agreement pursuant to Section 5.1.

         2.14 EFFECTIVE DATE. "Effective Date" means December 1, 2002, the initial effective date of the Plan.

         2.15 ELECTIVE DEFERRALS . "Elective Deferrals" means any amount of a Participant's Cash Compensation which he elects to defer pursuant to a Deferral Agreement.

         2.16 FAIR MARKET VALUE. "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or if no such sale is reported on that date, on the last preceding date on which a sale was so reported; (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there was no sale reported on that date on the last preceding date on which a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date or, if there are no quotations available for such date, on the last preceding date on which such quotations are available, as reported by Nasdaq, or if not reported by Nasdaq, by the National Quotation Bureau, Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an independent third party, should the Committee elect, in its sole discretion, to utilize an independent third party for this purpose), in good faith, to be the fair market value per share of Common Stock.

         2.17 FUNDS. "Funds" means the mutual investment funds, if any, or other investment vehicles designated by the Committee for the deemed investment of the cash portion of Account balances pursuant to Article Six.

         2.18 INSOLVENT. "Insolvent" means either (a) the Company is unable to pay its debts as they become due, or (b) the Company is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

         2.19 INVESTMENT EXPERIENCE. "Investment Experience" means any gains or earnings credited (as income or appreciation) or charged (as losses or depreciation) on any Funds. Investment Experience shall be posted to the balance in the Participant's Account that is deemed to be invested in Funds pursuant to Article Six. Investment Experience shall not be credited or charged to Deferred Stock Units or to shares of Restricted Stock which are valued based on the Fair Market Value of Common Stock.

         2.20 OUTSIDE DIRECTOR. "Outside Director" means a member of the Board who is not an employee of the Company.

         2.21 PARTICIPANT. "Participant" means an Outside Director who (a) elected to defer Cash Compensation under the Plan and (b) has not received a complete distribution of all amounts or property credited to his Account.

         2.22 PLAN. "Plan" means the Parker Drilling Company Non-Employee Directors Deferred Compensation Plan as set forth herein, and as it may hereafter be amended from time to time.

         2.23 PLAN YEAR. "Plan Year" means the calendar year commencing on January 1 and ending on December 31; provided, however, the first Plan Year shall be a 13-month year beginning on December 1, 2002 and ending on December 31, 2003.

         2.24 RESTRICTED STOCK . "Restricted Stock" means Common Stock that was granted under the Plan to a Participant to the extent such Common Stock is still unvested and subject to a substantial risk of forfeiture under the terms of the Restricted Stock Agreement.

         2.25 RESTRICTED STOCK AGREEMENT. "Restricted Stock Agreement" means a Restricted Stock Agreement, substantially in the form attached hereto as Exhibit B, entered into by and between the Company and a Participant.

         2.26 VALUATION DATE. "Valuation Date" means the date on which a Participant's Account balance is valued as determined by the Committee in its discretion, which date shall be not more often than daily and not less often than as of the last day of each calendar quarter during the Plan Year.


                                 ARTICLE THREE

                                 ADMINISTRATION

         3.1 COMPOSITION OF COMMITTEE. The Committee shall be comprised of such employees of the Company as are selected by the Board to constitute the Committee; provided, however, all Outside Directors shall abstain from any discussion and vote to appoint any member of the Committee. Each member of the Committee shall serve at the pleasure of the Board (with the Outside Directors abstaining). The Board (with the Outside Directors abstaining) may remove or replace a member of the Committee at any time in its discretion. In the event that no Committee is selected by the Board, any reference herein to Committee shall be deemed to be a reference to the Chief Executive Officer of the Company. A member of the Committee cannot also be a Participant.

         The members of the Committee shall not receive any special compensation for serving in their capacities as members of the Committee, but shall be reimbursed by the Company for any reasonable expenses incurred in connection therewith. No bond or other security need be required of the Committee or any member thereof. The Committee shall appoint a Chairman who shall preside over its meetings and a Secretary who shall be responsible for recording the actions of the Committee in its minutes. The Secretary need not be a member of the Committee.

         3.2 INTERPRETATION AND ADMINISTRATION OF PLAN. The Committee shall, in its discretion, operate, administer, interpret, construe and construct the Plan, including correcting any defect, supplying any omission or reconciling any inconsistency. The Committee shall have all powers necessary or appropriate to implement and administer the terms and provisions of the Plan, including the power to make findings of fact. The determination of the Committee as to the proper interpretation, construction, or application of any term or provision of the Plan shall be final, binding, and conclusive with respect to all Participants, Beneficiaries and other interested persons.

         The Committee shall have the authority to select the Funds (or other investment vehicles), if any, that are available for the deemed investment by Participants of their Account balances. Furthermore, the Committee shall direct all matters relating to withdrawals and distributions of amounts credited to Accounts in accordance with Article Seven.

         3.3 ACTION BY COMMITTEE. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting at which a quorum is present shall decide any question brought before the meeting and shall be the act of the Committee. In addition, the Committee may take any other action otherwise proper under the Plan by an affirmative vote, taken without a meeting, of a majority of its members. Actions of the Committee shall be recorded in its minutes.

         3.4 DELEGATION. The Committee, in its discretion, may delegate any one or more of its duties to its designated agents and representatives, including selected employees of the Company; provided, however, the Committee may not delegate its authority to make the determinations specified in the first paragraph of Section 3.2 or in Section 8.4.

         3.5 RELIANCE UPON INFORMATION. No member of the Committee shall be liable for any decision, action, omission, or mistake in judgment in connection with the administration of the Plan, provided that he acted in good faith. Without limiting the generality of the foregoing, any decision or action taken by the Committee in reasonable reliance upon any information supplied to it by the Board, Company, the affected Participant, legal counsel or independent accountants shall be deemed to have been taken in good faith.

         The Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action, proceeding or question at law, and shall not be liable with respect to any action taken or omitted, in good faith, pursuant to the advice of such counsel.

         3.6 INDEMNITY OF ADMINISTRATIVE EMPLOYEES. To the full extent permitted by applicable law, the Company shall indemnify and hold harmless each past, present and future member of the Committee, and any authorized agent or delegate of the Committee who is also a current or former employee of the Company, with respect to duties performed under the Plan (hereafter, all such indemnified persons shall be jointly and severally referred to as "INDEMNITEE"), against, and each Indemnitee shall be entitled without further act on his part to indemnity from the Company for, any and all losses, claims, damages, judgments, settlements, liabilities, costs and expenses (and all actions in respect thereof and any legal or other costs and expenses in giving testimony or furnishing documents in response to a subpoena or otherwise), including the cost of investigating, preparing or defending any pending, threatened or anticipated possible action, claim, suit or other proceeding, whether or not in connection with litigation in which the Indemnitee is a party (collectively referred to herein as the "LOSSES"), as and when incurred, directly or indirectly, relating to or resulting from the Plan or its administration; provided, however, that SUCH INDEMNITY SHALL NOT INCLUDE ANY LOSSES WITH RESPECT TO ANY MATTER AS TO WHICH IT IS FINALLY ADJUDGED IN ANY SUCH ACTION OR OTHER PROCEEDING WERE DIRECTLY CAUSED BY THE INDEMNITEE'S GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT. The foregoing right of indemnification shall inure to the benefit of the successors and assigns, and the heirs, executors, administrators and personal representatives of each Indemnitee, and shall be in addition to all other rights to which the Indemnitee may be entitled as a matter of law, contract, or otherwise.


                                  ARTICLE FOUR

                             SHARES OF COMMON STOCK

         4.1 NO SHARES RESERVED. Shares of Common Stock that may be issued under the Plan with respect to grants of Restricted Stock shall be only made from shares of Common Stock held by the Company in its treasury, or from shares of Common Stock purchased by the Company on the open market. No fractional shares shall be issued under the Plan; payment for any fractional shares shall be made in cash.

         4.2 REUSE OF SHARES. If any shares of Common Stock subject to Restricted Stock awards under the Plan are forfeited or terminated for whatever reason, such shares of Common Stock shall be held by the Company in its treasury for any such future use as the Company deems to be appropriate.


                                  ARTICLE FIVE

                      PARTICIPATION AND ELECTIVE DEFERRALS

         5.1 DEFERRAL AGREEMENT. Each Outside Director shall notify the Committee (or its delegate) of his election to participate in the Plan for the upcoming Plan Year by completing, executing and delivering a Deferral Agreement to the Committee (or its delegate). Any Deferral Agreement that is not completed and signed by the Outside Director and received by the Committee (or its delegate) by December 31, 2003 for the first Plan Year, or by December 31 of the year immediately preceding the Plan Year in which it is effective for subsequent Plan Years, shall be treated as the Outside Director's election not to make an Elective Deferral for that Plan Year. An Outside Director can either defer from five percent (5%) to one hundred percent (100%) of his Cash Compensation for the Plan Year, or the portion thereof that he is an Outside Director. With respect to his Deferral Agreement each Plan Year, the Participant may elect to invest his Elective Deferrals for the Plan Year in Funds (only if and to the extent Funds are made available by the Committee in its discretion) or in the form of Deferred Stock Units or in shares of Restricted Stock in accordance with Section
7.2 or 7.3, each in lieu of Cash Compensation for that Plan Year. The minimum and maximum deferral limits may be changed from time to time by the Committee in its discretion. If the Committee elects to establish new percentage deferral limits, the new limits shall be communicated to each Outside Director prior to the beginning of the Plan Year and each subsequent Plan Year unless and until changed by the Committee.

         Notwithstanding the immediately preceding paragraph, if after the commencement of a Plan Year an individual is elected as an Outside Director, then to make an Elective Deferral election for the remaining portion of that Plan Year, the Outside Director must complete and execute a Deferral Agreement and return it to the Committee (or its delegate) within thirty (30) calendar days from the first day that he will serve as an Outside Director. The Deferral Agreement shall only apply to defer unearned Cash Compensation for services to be performed by the Participant as an Outside Director (a) for the remainder of the Plan Year and (b) subsequent to receipt and approval of his Deferral Agreement by the Committee (or its delegate).

         All Elective Deferrals by a Participant pursuant to his Deferral Agreement shall be withheld on a pro rata basis from his Cash Compensation payable during the Plan Year (or portion thereof during which such Deferral Agreement is in effect). All elections are effective for the period in which the Cash Compensation is earned.

         5.2 REVOCATION OF PARTICIPANT'S ELECTIVE DEFERRALS. The Participant's Deferral Agreement shall continue in effect while he remains an Outside Director unless modified or revoked in accordance with this Section 5.2.

         (a) Deferral Agreement Irrevocable for Current Plan Year. A Participant cannot modify or revoke his Deferral Agreement, as in effect for any current Plan Year, except for a discontinuance of all Elective Deferrals. Any notice of discontinuance of Elective Deferrals for the remaining portion of the Plan Year must be filed and accepted at least thirty (30) days prior to the first day of a subsequent month during the Plan Year. The revocation of Elective Deferrals for the Plan Year shall be effective on the first day of the designated subsequent month. A notice of discontinuance shall be effective only with respect to Cash Compensation (a) attributable to services not yet performed by the Participant and (b) not yet earned for income tax purposes by the Participant before the notice of discontinuance became effective. This determination shall be made by the Committee. Only a complete and total cessation of Elective Deferrals shall be permitted hereunder during a Plan Year; therefore, any requested change by a Participant during a Plan Year either to increase or reduce his Elective Deferrals shall not be permitted (unless the request to reduce Elective Deferrals to zero) if such change is to be effective before the first day of the next Plan Year.

         (b) Revocation of Deferral Agreement for Next Plan Year. A Participant may revoke his Deferral Agreement for the next Plan Year by providing the Committee with a written notice of discontinuance for the next Plan Year prior to the first day of the next Plan Year. If a Participant files a written notice of discontinuance of his Deferral Agreement for the next Plan Year, he may not, from and after the first day of the next Plan Year, enter into a new Deferral Agreement or revoke such notice of discontinuance for that Plan Year. He will thus be eligible to authorize new Elective Deferrals only if he submits a new Deferral Agreement in accordance with Section 5.1 which will be effective for the following Plan Year.

         (c) Modification of Deferral Agreement for Next Plan Year. A Participant may modify his Deferral Agreement effective as of the first day of the next Plan Year by providing a new Deferral Agreement in accordance with
Section 5.1.

         5.3 DEFERRAL OF CASH COMPENSATION. If a Participant has elected to authorize Elective Deferrals pursuant to a Deferral Agreement, the deferred amounts shall not be paid when they otherwise would have been paid in the absence of such election. A bookkeeping entry to reflect the Elective Deferrals shall be credited by the Company to the Participant's Account under the Deferred Compensation Ledger. Each Elective Deferral shall be posted and credited to the Participant's Account as of the date it otherwise would have been paid to the Participant.

         5.4 FORFEITURE OF EXCESS DEFERRALS. Within thirty (30) days prior to the first day of Plan Year, the Committee shall estimate the amount of Cash Compensation payable to each Outside Director for the upcoming Plan Year (referred to as the "PROJECTED CASH COMPENSATION"), and shall notify each Outside Director of such estimate. The amount estimated by the Committee shall be the maximum amount of Cash Compensation that the Outside Director can elect to defer under the Plan for the upcoming Plan Year.

         In addition, the Committee shall, during the 30-day period prior to the end of each Plan Year, determine the amount of Cash Compensation actually paid to each Outside Director for that Plan Year, including the amount that would have been paid to such Outside Director but for his Elective Deferrals under the Plan for that Plan Year (referred to as the "ACTUAL CASH COMPENSATION"). To the extent that (a) the Participant's Projected Cash Compensation for such Plan Year exceeded his Actual Cash Compensation for the Plan Year, and (b) the Participant's Elective Deferrals for the Plan Year exceeded his Actual Cash Compensation, the excess Elective Deferrals (and any Investment Experience credited thereto) shall be forfeited by the end of the Plan Year, and any shares of Restricted Stock or Deferred Stock Units attributable to such excess under a Deferred Stock Unit Agreement or Restricted Stock Agreement granted to the Participant for such Plan Year shall be forfeited by the end of the Plan Year, notwithstanding any provision of the Plan, Deferred Stock Unit Agreement or Restricted Stock Agreement to the contrary. This determination shall be made by the Committee.

         5.5 VESTING OF ACCOUNTS. Elective Deferrals credited to a Participant's Account will be 100% vested at all times, but only to the extent that such Elective Deferrals are not deemed to be invested in Deferred Stock Units or Restricted Stock. Deferred Stock Units will vest in accordance with the terms of the Participant's Deferred Stock Unit Agreement. Shares of Restricted Stock will vest in accordance with the terms of the Participant's Restricted Stock Agreement.


                                  ARTICLE SIX

                          DEEMED INVESTMENTS; ACCOUNTS

         6.1 INVESTMENT OF ACCOUNTS IN INVESTMENT FUNDS. The Committee may, in its discretion, permit all Participants to request that their Account balances, to the extent not invested in Deferred Stock Units or in Restricted Stock, be deemed to be invested in any one or a combination of Funds which have been selected by the Committee as being available for deemed investments under the Plan. The Committee shall not be obligated at any time to permit any Participant to invest his Elective Deferrals in Funds or any other investment vehicle except Deferred Stock Units or shares of Restricted Stock.

         If a Participant does not make an investment election for all or any portion of his Account balance which he elected to be invested in Funds, then the portion of such Account balance that was not directed by the Participant shall automatically be deemed to be invested in the Fund option that is a money market mutual fund. All Accounts balances hereunder shall be considered assets of the Company, and the Participant shall remain subject to all applicable provisions of the Plan including, without limitation, Section 8.2.

         Any Investment Experience posted and credited to each Participant's Account shall be based solely on the Investment Experience of the actual Funds in which the Participant's Account balance is deemed to be invested.

         As authorized by the Committee in its discretion, each Participant may be given the right hereunder to direct the Committee (or its delegate) regarding the deemed investment of his Account balance. The Committee (or its delegate) shall prescribe procedures as necessary to direct such deemed investments. Each Participant's Account will be credited or charged with the increase or decrease in the realizable net asset value of any designated Funds in which such portion of the Account is deemed to be invested.

         To the extent permitted by operating rules and procedures that the Committee may impose, each Participant may communicate directions regarding the deemed investment of his Account balance between and among the designated Funds. Investment directions shall designate the percentage (in whole percent multiples) of the Participant's Account balance that is requested for deemed investment in such Funds, and shall be subject to the following rules:

                  (a) All amounts credited to the Participant's Account, to the extent not invested in Deferred Stock Units or Restricted Stock, shall be deemed to be invested in accordance with the Participant's then effective investment direction. As of the effective date of any new deemed investment direction, the Participant's Account balance at that date shall be reallocated among the designated Funds according to the percentages specified in the new deemed investment direction unless and until the Participant makes another investment direction. An election concerning deemed investment choices shall continue indefinitely until changed by the Participant in accordance with the procedures prescribed by the Committee.

                  (b) If the Committee (or its delegate) receives an initial or revised investment direction that is incomplete, unclear, or improper, the Participant's investment direction then in effect shall remain in effect (or, in the case of a deficiency in an initial investment direction, the Participant shall be deemed to have invested in the designated Fund that is a money market mutual fund).

         No assurances are provided by the Company, the Committee or any other person or entity that any deemed investment results will be favorable and, as with most investments, there is a risk of loss.

         6.2 ALLOCATION OF INVESTMENT EXPERIENCE TO ACCOUNTS. As of each Valuation Date, the Committee shall determine the Investment Experience, if any, for the applicable period for which the valuation is being made. As soon as practicable after the end of such valuation period, the Company shall credit or charge the amount of Investment Experience to each Participant's Account effective as of the Valuation Date. Each Account for which there was a positive balance which was directed for investment in Funds shall be entitled to an allocation of Investment Experience for that valuation period, regardless of whether the Participant is still an Outside Director at such time. No Investment Experience shall be credited or charged with respect to the portion of the Account which is deemed to be invested in Deferred Stock Units or in shares of Restricted Stock.

         6.3 BENEFITS ARE UNFUNDED OBLIGATIONS. Benefits provided under the Plan with respect to the portion of the Participant's Account deemed to be invested in Funds, if any, or in Deferred Stock Units that are payable in cash, shall be unfunded obligations of the Company, and shall thus constitute mere unsecured promises by the Company to pay such amount in the future. The Company shall not set aside any assets or otherwise create any type of fund (a) in which any Participant, or any person claiming under the Participant, has an interest other than that of an unsecured general creditor of the Company or (b) that would provide any Participant, or any person claiming under the Participant, with a legally enforceable right to priority over any other general unsecured creditor of the Company in the event the Company becomes Insolvent. With respect to benefits provided under the Plan in the form of Common Stock pursuant to a Restricted Stock Agreement, the Participant shall remain a general unsecured creditor of the Company until such benefits become vested and not subject to a substantial risk of forfeiture, and thus are taxable to the Participant for income tax purposes under the Code.


                                  ARTICLE SEVEN

                            PAYMENTS; DISTRIBUTIONS

         7.1 DISTRIBUTIONS IN GENERAL. With respect to the Elective Deferrals made by the Participant for a Plan Year, his distribution under the Plan will be made in accordance with Section 7.2, 7.3, or 7.4, as elected by the Participant on his annual Deferral Agreement pursuant to Section 5.1.

         7.2 DISTRIBUTIONS IN DEFERRED STOCK UNITS. In lieu of receiving Cash Compensation for the Plan Year, the Participant may elect on his Deferral Agreement to receive benefits in the form of Deferred Stock Units in accordance with the terms of a Deferred Stock Unit Agreement. Deferred Stock Units shall be credited to the Participant's Account as of the first day of the Plan Year (or other deferral period) covered by the Deferral Agreement. The number of shares of Common Stock that are subject to the Deferred Stock Unit Agreement shall equal the number of shares of Common Stock that have a Fair Market Value (as of the first business day of the Plan Year or other applicable deferral period) equal to (a) the amount of Elective Deferrals that the Participant directed to be invested in Deferred Stock Units on his Deferral Agreement for that Plan Year multiplied by (b) 1.5. All Deferred Stock Units shall be credited to the Participant's Account for that Plan Year.

         When any Deferred Stock Unit becomes payable in accordance with the terms of the Participant's Deferred Stock Unit Agreement, such payment shall be made by the Company in cash. The terms and conditions of the Deferred Stock Units, including vesting and their conversion into cash, shall be set out in the Deferred Stock Unit Agreement.

         7.3 DISTRIBUTIONS IN RESTRICTED STOCK. In lieu of receiving Cash Compensation for the Plan Year, a Participant may elect on his Deferral Agreement to receive benefits in the form of shares of Restricted Stock in accordance with the terms of a Restricted Stock Agreement. The shares of Restricted Stock shall be credited to the Participant's Account as of the first day of the Plan Year (or other deferral period) covered by the Deferral Agreement. The number of shares of Restricted Stock that are subject to the Restricted Stock Agreement shall equal the number of shares of Common Stock that have a Fair Market Value (as of the first business day of the Plan Year or other applicable deferral period) equal to (a) the amount of Cash Compensation that the Participant deferred and directed to be invested in Restricted Stock on his Deferral Agreement for that Plan Year multiplied by (b) 1.5. All Deferred Stock Units shall be credited to the Participant's Account.

         The terms and conditions of the shares of Restricted Stock, including vesting and distribution, shall be set out in the Restricted Stock Agreement between the Company and the Participant.

         7.4 LUMP SUM DISTRIBUTION FOLLOWING DETERMINATION DATE . Upon the occurrence of the Determination Date (except due to the Participant's death), the Participant's Account balance to the extent invested in Funds, if any, shall become distributable in the form of a lump sum cash payment, which payment shall be made within sixty (60) days from the Participant's Determination Date.

         7.5 ADVANCE DISTRIBUTION ELECTION REQUIRED. To the extent not subject to a Deferred Stock Unit Agreement or a Restricted Stock Agreement, the Participant's election as to the timing of any distribution from his Account must be made at least one year and one day prior to the actual distribution date, and such election shall be irrevocable during such period.

         7.6 FACILITY OF PAYMENTS. If the Committee determines that any person entitled to payments under the Plan is physically or mentally incompetent to receive or properly acknowledge receipt for such payments, the Company shall make such payments to the legal guardian or other personal representative of such person for the use and benefit of such person. If the Committee for any reason is unable to determine with reasonable certainty the proper person to pay pursuant to the immediately preceding sentence, the Company shall pay any amounts due hereunder into a court of competent jurisdiction in an interpleader proceeding for purposes of being directed by such court as to the proper disposition of such amounts. Any such payment so made by the Company shall be a full and complete discharge of any liability or obligation under the Plan to the full extent of the amount of such payment.

         7.7 REIMBURSEMENT OF PARTICIPANT DUE TO DISPUTE. The Company agrees to reimburse promptly or pay as incurred all reasonable legal fees and other reasonable direct costs that the Participant (or Beneficiary thereof) incurs as a result of any contest (regardless of the outcome thereof) by the Company, Committee, Participant, Beneficiary or others concerning the validity or enforceability of, or liability under, any provision of the Plan (including, without limitation, as a result of any contest by the Participant regarding any benefit payment, or the amount thereof, which he claims is due under the Plan), plus in each case interest on any delayed payment at ten percent (10%) per annum; provided, however, any payment pursuant to this Section 7.7 shall be due only to the extent that the Committee or Company is found by an arbitrator or court of competent jurisdiction to have engaged in a breach of the Plan, or bad faith, negligence or fraudulent conduct in delaying or failing to make any payment when due under the Plan. The Company authorizes each Participant or Beneficiary to engage counsel of his choice to represent him in any such dispute. This Section
7.6 shall not be construed to limit or foreclose any court or arbitrator from imposing any other awards or remedies.

         7.8 BENEFICIARY DESIGNATIONS. Each Outside Director, upon becoming a Participant, shall file with the Committee (or its delegate) a designation of one or more Beneficiaries to whom benefits otherwise payable to the Participant shall be made in the event of his death prior to the complete distribution of his Account or, if applicable, complete vesting of all of his outstanding Deferred Stock Units or shares of Restricted Stock. A completed Beneficiary designation form shall be effective when received in writing by the Committee (or its delegate). A Participant may, from time to time, revoke or change his Beneficiary designation by filing a new designation form with the Committee (or its delegate). The last valid designation form shall be controlling; provided, however, that no Beneficiary designation, or change or revocation thereof, shall be effective unless received prior to the Participant's death, and shall not be effective as of a date prior to its receipt by the Committee (or its delegate).

         If no valid and effective Beneficiary designation exists at the time of the Participant's death, or if no designated Beneficiary survives the Participant, or if such designation conflicts with applicable law, the payment of the Participant's Account balance shall be made to the Participant's surviving lawful spouse, if any. If there is no surviving spouse, then payment of the Account balance shall be made to the executor or administrator of the Participant's estate, or if there is no administration on Participant's estate, in accordance with the laws of descent and distribution as determined by the Company. If the Committee is in doubt as to the right of any person to receive such amount, it may direct that the amount be paid into any court of competent jurisdiction in an interpleader action, and such payment shall be a full and complete discharge of any liability or obligation under the Plan to the full extent of such payment.

         7.9 WITHHOLDING OF TAXES. The Company shall withhold from the amount of benefits payable under the Plan all federal, state, and local taxes required to be withheld under any applicable law or governmental regulation or ruling. Moreover, the Company shall be authorized to require the Participant to pay the Company all federal, state, and local taxes required to be withheld under any applicable law or governmental regulation or ruling.

         7.10 PAYOR OF DEFERRED COMPENSATION. Benefits payable in cash under the Plan shall be the obligation of the Company. In order to meet its contingent obligations under the Plan, the Company shall not set aside any assets or otherwise create any type of fund (a) in which any Participant, or any person claiming under the Participant, has an interest other than that of an unsecured general creditor of the Company or (b) that would provide any Participant, or any person claiming under such Participant, with a legally enforceable right to priority over any other general unsecured creditor of the Company in the event that the Company becomes Insolvent.

                                 ARTICLE EIGHT

                             RIGHTS OF PARTICIPANTS

         8.1 STATEMENT TO PARTICIPANTS. If and when deemed appropriate by the Committee in its discretion, the Committee shall cause to be prepared and delivered to each Participant a written statement showing the following information or such other information that the Committee determines is applicable:

                  (a) The beginning balance in the Participant's Account as of the first day of the valuation period;

                  (b) The amount of Elective Deferrals that were credited to the Account during the valuation period;

                  (c) The adjustments to the Account to reflect the crediting of Investment Experience and any distributions made during the Plan Year;

                  (d) The ending balance in the Account as of the last day of the valuation period; and

                  (e) The number of vested and unvested Deferred Stock Units and shares of Restricted Stock credited to the Account as of the Valuation Date.

         8.2 LIMITATION OF RIGHTS. Nothing in the Plan shall be construed to:

                  (a) Give a Participant any rights, other than as an unsecured general creditor of the Company, with respect to any amount, Deferred Stock Unit or share of Restricted Stock credited to his Account, until it is distributable to him in accordance with the terms of the Plan;

                  (b) Limit in any way the right of the Company to terminate a Participant's directorship or other services to the Company;

                  (c) Give a Participant or any other person any interest in any fund, reserve or any specific asset of the Company or any affiliated entity; or

                  (d) Create a fiduciary relationship between the Participant and the Company.

         8.3 NONALIENATION OF BENEFITS. No right or benefit under the Plan shall be subject to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge, or any other legal or equitable process, and any attempt to do so will be void and without effect. No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, engagements, or torts of the Participant or Beneficiary entitled to such benefits.

         The withholding of taxes from benefit payments hereunder; the recovery under the Plan of overpayments of benefits previously made to a Participant; the transfer of benefit rights from the Plan to another plan; the direct deposit of benefit payments to an account in a banking institution (if not actually part of an arrangement constituting an assignment or alienation), shall not be construed as an assignment or alienation for purposes of the immediately preceding paragraph.

         The first paragraph of this Section shall not preclude (a) the Participant from designating a Beneficiary to receive any benefit payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the Participant or his estate from assigning any rights hereunder to the person or persons entitled thereto.

         In the event that any Participant's or Beneficiary's benefits hereunder are garnished or attached by order of any court, the Company may bring an action or a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid under the Plan. During the pendency of said action, any benefits that become payable shall be held as credits to the Participant's Account or, if the Company prefers, paid into the court as they become payable, to be distributed by the court to the recipient as the court deems proper at the close of said action.

         8.4 CLAIMS PROCEDURES. When a benefit is due and payable under the Plan, a claim should be submitted to the Committee by the Participant or by his Beneficiary in the event of his death (referred to as "CLAIMANT" for purposes of this Section 8.4). A decision on a Claimant's claim for benefits shall be made by the Committee within thirty (30) days after receipt of the claim. In the event there is a disagreement concerning the amount payable to the Claimant, the Claimant shall receive written notification of the amount in dispute and shall be entitled to a full review of his claim. A Claimant desiring a review must submit a written request to the Committee requesting such a review, which request should include whatever comments or arguments that the Claimant wishes to make. Incident to the review, the Claimant may represent himself or appoint a representative to do so, and he shall have the right to inspect all documents pertaining to the issue. The Committee, in its discretion, may schedule any meeting with the Claimant and/or the Claimant's representative that it deems to be necessary or appropriate to facilitate or expedite its review of the amount in dispute. The Claimant shall submit any information relevant to the review as reasonably requested by the Committee.

         A request for a review of a claim must be filed with the Committee within ninety (90) days after notice of the disputed amount is received by the Claimant. If no request is received within the 90-day time limit, the determination of the amount due by the Committee shall be final. However, if a request for review of a disputed amount is timely filed, the Committee must render its decision under normal circumstances within thirty (30) days of its receipt of the request for review. In special and unusual circumstances the decision may be delayed if, prior to expiration of the initial 30-day period, the Claimant is notified of the extension, but must in any event be rendered no later than sixty (60) days after receipt of the Claimant's initial request for a review. All decisions of the Committee shall be in writing and shall include specific reasons for whatever action has been taken, as well as references to the pertinent Plan provisions on which its decision was based.

                                  ARTICLE NINE

                              CAPITAL ADJUSTMENTS

         9.1 CAPITAL ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate event affecting Common Stock, such that an adjustment is determined by the Committee, in good faith, to be appropriate to prevent the dilution or enlargement of the shares of Restricted Stock provided under the Plan, then the Committee shall, in such manner as it may in good faith deem to be equitable, adjust the number of shares and/or type of Common Stock (or other securities or property) which are then subject to Restricted Stock Agreements.

         Upon the occurrence of any such corporate event, the Company shall provide notice to each affected Participant of its determination of any such adjustment to the Common Stock, which notice shall be conclusive and binding upon each such Participant and any other interested person. No adjustment shall be made under this Section 9.1 for any issuance of securities by the Company or any shareholder for fair consideration, as determined by the Committee.

         9.2 NO EFFECT ON COMPANY'S AUTHORITY. The existence of the Plan shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business; any merger or consolidation of the Company; any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same); the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business; or any other corporate act or proceeding, whether of a similar character or otherwise.

         9.3 EFFECT ON RESTRICTED STOCK WHERE COMPANY SURVIVES. Subject to any required action by the stockholders, if the Company is the surviving or resulting corporation in any merger, consolidation or share exchange, any Restricted Stock granted hereunder shall be entitled to the same consideration (including cash or property) to which a holder of the same number of shares of Common Stock is entitled. The restrictions on the Restricted Stock shall not lapse at such time unless the Committee, in its discretion, elects to accelerate vesting of the shares of Restricted Stock as the result of such corporate event.

         9.4 EFFECT ON RESTRICTED STOCK WHERE COMPANY DOES NOT SURVIVE. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to an outstanding Restricted Stock award, that number of shares of each class of securities (or cash or property) of the surviving, resulting or consolidated company which were distributable to the stockholders of the Company in respect of each share of Common Stock. In such event, all outstanding shares of Restricted Stock shall become fully vested as of the date of such corporate event unless (a) otherwise expressly provided in the Participant's Restricted Stock Agreement or (b) determined by the Committee, in its discretion, at such time.

                                  ARTICLE TEN

                                 MISCELLANEOUS

         10.1 AMENDMENT OR TERMINATION OF THE PLAN. By written instrument, the Committee may, in its discretion, amend or terminate the Plan at any time effective as of the date specified therein. Unless the affected Participant (or his Beneficiary in the event of Participant's death) consents in writing, no such amendment shall adversely affect the rights of such Participant (or Beneficiary) to receive any benefit which was accrued under the terms of the Plan before its amendment.

         In the event of termination of the Plan, notwithstanding any provision hereof to the contrary, (a) all undistributed Account balances to the extent deemed to be invested in Deferred Stock Units or Funds shall be distributable by the Company on behalf of the Participants in the form of lump sum cash payments, without regard to any distribution or deferral election previously made by any Participant, and (b) all restrictions on Deferred Stock Units and shares of Restricted Stock shall lapse as of the termination date. All cash distributions resulting from Plan termination shall be made within thirty (30) days from the termination date of the Plan.

         10.2 WAIVER. No term or condition of the Plan shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of the Plan, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived. Any waiver by either party hereto of a breach of any provision of the Plan by the other party shall not operate or be construed as a waiver by such party of any subsequent breach thereof.

         10.3 NOTICE. Any notice required or permitted to be given under this Plan shall be sufficient if in writing and delivered via telecopier, messenger, or overnight courier with appropriate proof of receipt, or sent by U.S. registered or certified or registered mail, return receipt requested, to the appropriate person or entity at the address last furnished by such person or entity. Such notice shall be deemed given as of the date of delivery to the recipient or, if delivery is made by mail, as of the date shown on the receipt for registration or certification.

         10.4 SEVERABILITY. In the event that any provision of the Plan is declared invalid, and not binding on the parties hereto, in a final decree or order issued by a court of competent jurisdiction or by an arbitrator, such declaration shall not affect the validity of the other provisions of the Plan to which such declaration of invalidity does not relate and such other provisions shall remain in full force and effect.

         10.5 GENDER, TENSE AND HEADINGS. Whenever the context requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. The words "hereof", "hereunder", "herein," and similar compounds of the word "here" shall refer to the entire Plan and not to any particular term or provision of the Plan. Headings of Articles and Sections, as used herein, are inserted solely for convenience and reference and shall not affect the meaning, interpretation or scope of the Plan.

         10.6 DISPUTE RESOLUTION. Any dispute or other controversy (a "DISPUTE") arising under or in connection with the Plan, whether in contract, in tort, statutory or otherwise, shall be finally and solely resolved by binding arbitration which shall be conducted within a 50-mile radius from the Company's main corporate headquarters unless otherwise mutually agreed by the parties. The arbitration shall be administered by the American Arbitration Association (the "AAA") in accordance with the Commercial Arbitration Rules of the AAA, this
Section 10.6 and, to the maximum extent applicable, the Federal Arbitration Act. The arbitration shall be conducted by a single arbitrator (the "ARBITRATOR"). If the parties cannot agree on the choice of an Arbitrator within thirty (30) days after the Dispute has been filed with the AAA, then the Arbitrator shall be selected pursuant to the Commercial Arbitration Rules of the AAA. The Arbitrator may proceed to an award notwithstanding the failure of any party to participate in such proceedings.

         The prevailing party in the arbitration proceeding may be entitled to an award of reasonable attorneys' fees incurred in connection with the arbitration in such amount, if any, as determined by the Arbitrator. All fees and costs of the arbitrator and AAA will be paid by the Company unless otherwise determined in the arbitrator's award. Notwithstanding the foregoing provisions of this paragraph, in the event that the arbitrator determines that the Company engaged in a breach of the Plan, or bad faith, negligence or intentional misconduct in delaying or failing to make any contribution or payment when due under the Plan, the arbitrator shall award reasonable attorney's fees and costs to or on behalf of the Participant plus reasonable interest on any such delayed contribution or payment.

         To the maximum extent practicable, an arbitration proceeding hereunder shall be concluded within one hundred eighty (180) days of the filing of the Dispute with the AAA. The Arbitrator shall be empowered to impose sanctions and to take such other actions as the Arbitrator deems necessary to the same extent that a judge could impose sanctions or take such other actions pursuant to the Federal Rules of Civil Procedure and applicable law. Each party agrees to keep all Disputes and arbitration proceedings strictly confidential except for disclosure of information required by applicable law.

         The award of the Arbitrator shall be (a) the sole and exclusive remedy of the parties, and (b) final and binding on the parties except for any appeal permitted under the Federal Arbitration Act; provided, however, notwithstanding any provision hereof to the contrary, either party at any time may seek injunctive relief in a court of competent jurisdiction. Only the state district courts of Texas shall have jurisdiction to enter a judgment upon any award rendered by the Arbitrator, and the parties hereby consent to the personal jurisdiction of such courts and waive any objection that such forum is inconvenient.

         10.7 GOVERNING LAW. The Plan shall be governed by, construed and enforced in accordance with the laws of the State of Texas without regard to its conflicts of law provisions.

         IN WITNESS WHEREOF, this Plan is hereby approved and executed by a duly authorized officer on behalf of the Company, to be effective as of December 1, 2002.

                                       PARKER DRILLING COMPANY
ATTEST:

By:                                     By:
    ---------------------------------       ------------------------------------

Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------